UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2020

PEN INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11602	47-1598792
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

750 Denison Court, Bloomfield Hills, MI 48302

(Address of principal executive offices) (Zip Code)

(844) 736-6266

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report:

Title of each class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value	PENC	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

(b)	Engagement of New Independent Registered Public Accounting Firm

On January 26, 2020, the Audit Committee approved the engagement of UHY LLP as the independent registered public accounting firm for our fiscal year ended December 31, 2019.

During our two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim reporting periods through January 26, 2020, neither we nor anyone acting on our behalf has consulted UHY LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation SK and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation SK).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEN Inc.

Date: January 27,2020	By:	/s/ Jeanne M Rickert
Secretary